MATADOR RESOURCES COMPANY COMMENCES REGISTERED EXCHANGE OFFER FOR

PREVIOUSLY ISSUED 6.875% SENIOR NOTES DUE 2023

DALLAS, April 26, 2017 – Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) is offering to exchange up to $175 million of its outstanding 6.875% Senior Notes due 2023, which were privately placed on December 9, 2016 (the “Notes”), for a like principal amount of 6.875% Senior Notes due 2023 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The exchange notes are being offered pursuant to a registration rights agreement previously entered into in connection with the issuance of the Notes. On April 14, 2015, the Company issued $400,000,000 aggregate principal amount of 6.875% Senior Notes due 2023, all of which were exchanged in October 2015 for substantially identical notes registered under the Securities Act.

The terms of the exchange notes are substantially the same as the terms of the Notes, except that the exchange notes have been registered under the Securities Act and the transfer restrictions, registration rights and provisions for additional interest relating to the Notes do not apply to the exchange notes. Any Notes that are not exchanged will continue to be subject to the existing transfer restrictions.

The exchange offer will expire at 5:00 p.m., New York City time, on May 23, 2017, unless extended. Tenders of the Notes must be made before the exchange offer expires and may be withdrawn at any time before the exchange offer expires.

The terms of the exchange offer are set forth in a prospectus dated April 26, 2017. Documents related to the offer, including the prospectus and the associated letter of transmittal, have been filed with the Securities and Exchange Commission (the “SEC”), and may be obtained from the exchange agent, Wells Fargo Bank, National Association. Wells Fargo’s address, telephone number and facsimile number are as follows.

By Registered or Certified Mail:

Wells Fargo Bank, N.A.

Corporate Trust Operations

MAC N9300-070

P.O. Box 1517

Minneapolis, Minnesota 55480

Air Courier Service:

Wells Fargo Bank, N.A.

Corporate Trust Operations

MAC N9300-070

600 Fourth Street South, 7th Floor

Minneapolis, Minnesota 55479

Facsimile Transmission:

(612) 667-6282

Attn: Corporate Trust Operations

Confirm by Telephone:

1-800-344-5128

This press release shall not constitute an offer to exchange nor a solicitation of an offer to exchange the Notes. The exchange offer is being made only by the prospectus dated April 26, 2017 and only to such persons and in such jurisdictions as is permitted under applicable law.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas. Additionally, Matador conducts midstream operations, primarily through its midstream joint venture, San Mateo Midstream, LLC, in support of its exploration, development and production operations and provides natural gas processing, natural gas, oil and salt water gathering services and salt water disposal services to third parties on a limited basis.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; the ability of the Company’s midstream joint venture to expand the Black River cryogenic processing plant, the timing of such expansion and the operating results thereof; the timing and operating results of the buildout by the Company’s midstream joint venture of oil, natural gas and water gathering systems and the drilling of any additional salt water disposal wells; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the SEC, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Capital Markets Coordinator

investors@matadorresources.com

(972) 371-5225